Retirement benefit schemes	12 Months Ended
Dec. 31, 2024
Disclosure of defined benefit plans [abstract]
Retirement benefit schemes	15 Retirement benefit schemes
The Group's subsidiary undertakings in multiple jurisdictions operate various funded and unfunded defined benefit schemes, including pension and post-retirement healthcare schemes, and defined contribution pension schemes, with the Group’s most significant arrangements being in the U.S., the UK, Canada, Germany, Switzerland and the Netherlands. Together, schemes in these territories account for over 90% of the total underlying obligations of the Group’s defined benefit arrangements and over 70% of the current service cost.
Pension obligations consist mainly of final salary pension schemes which provide benefits to members in the form of a guaranteed level of pension payable for life. The level of benefits provided depends on members’ length of service and their salary in the final years leading up to retirement. In addition, the Group operates several healthcare benefit schemes, of which the most significant are in the U.S. and
Canada. The majority of defined benefit schemes allow for the future accrual of benefits. With the exception of arrangements required under local regulations, most of the Group’s arrangements are closed to new entrants.
The liabilities arising in respect of defined benefit schemes are determined in accordance with the advice of independent, professionally qualified actuaries, using the projected unit credit method. It is Group policy that all schemes are formally valued at least every three years. The costs of such plans are recognised in the Group income statement within operating profit as part of employment costs.
Service costs are spread systematically over the expected service lives of employees with past service costs or credits, the impact of settlements and curtailments, and the net interest on the net defined benefit deficit or surplus recognised in the periods in which they arise. Actuarial gains and losses and surplus restrictions are recognised immediately in other comprehensive income. Benefits provided through defined contribution schemes are charged as an expense as payments fall due.
Through its defined benefit pension schemes and healthcare benefit schemes, the Group is exposed to a number of risks, including:
–Asset volatility: The scheme liabilities are calculated using discount rates set by reference to bond yields. If scheme assets underperform this yield, e.g. due to stock market volatility, this may create a deficit. However, most funded schemes hold a proportion of assets which are expected to outperform bonds in the long-term, and the majority of schemes by value are subject to local regulations regarding funding deficits. In addition, schemes in the UK and Canada have purchased insurance contracts which exactly match the valuation volatility of all or part of the scheme liabilities.
–Changes in bond yields: A decrease in corporate bond yields will increase scheme liabilities, although this will be partially offset by an increase in the value of the schemes’ bond holdings, ‘buy-in’ insurance assets or other hedging instruments.
–Inflation risk: Some of the Group’s pension obligations are linked to inflation, and higher inflation will lead to higher liabilities, although in most cases, caps on the level of inflationary increases are in place in the scheme rules, while some assets and derivatives provide specific inflation protection.
–Life expectancy: The majority of the schemes’ obligations are to provide benefits for the life of the member, so increases in life expectancy will result in an increase in the plans’ liabilities. Assumptions regarding mortality and mortality improvements are regularly reviewed in line with actuarial tables and scheme specific experience.
The Group has an internal body, the Pensions Executive Committee (PEC), that is chaired by the Group Finance Director. The PEC sets and oversees a set of philosophies, policies and practices in respect of post-employment benefits including, but not limited to, design, funding, investment strategy, risk management and governance. It also reviews significant changes to defined benefit schemes in the countries with the most significant liabilities, and defined contribution schemes in the countries with the most significant costs.
Significant changes to defined benefit arrangements include scheme closures to future accrual and risk management exercises such as the ‘buy-in’ and ‘buy-out’ transactions referred to below.
A ‘buy-out’ transaction is where a pension scheme derecognises all (or part) of its liabilities, removing it from the balance sheet, by permanently transferring those obligations from the sponsoring employer to a third-party provider and eliminating all further legal or constructive obligation to the pension scheme or to the sponsoring employer. By contrast, with a ‘buy-in’ transaction the scheme liabilities remain on the balance sheet and the sponsoring employer remains responsible for the fulfilment of the pension obligations.
However, these obligations are de-risked through the purchase of an insurance product designed to match the underlying cash flows of the pension liability reducing the risks associated with improved longevity and interest and discount rate movements. The Group consequently benefits from the ‘buy-in’ as it reduces the individual scheme’s reliance on the Group for future cash funding requirements.
All of the Group’s arrangements, including funded schemes where formal trusts or equivalents are required, have been developed and are operated in accordance with local practices and regulations where applicable in the countries concerned. Responsibility for the governance of these schemes, including specific investment decisions and funding contribution schedules, generally lies with the trustees, or equivalent bodies, of each arrangement. The trustees will usually consist of representatives appointed by both the sponsoring company and the beneficiaries.
The funded arrangements in the Group have policies on investment management, including strategies over a preferred long-term investment profile, and schemes in certain territories including Canada and the Netherlands manage their bond portfolios to match the weighted average duration of scheme liabilities. In addition, as noted below, certain arrangements in the UK and Canada have been de-risked through the purchase of insurance policies. The majority of funded schemes are subject to local regulations regarding funding requirements. Contributions to defined benefit schemes are determined after consultation with the respective trustees and actuaries of the individual externally funded schemes, and after taking into account regulatory requirements in each territory. The Group’s contributions to funded defined benefit schemes in 2025 in total are expected to be £36 million compared to £30 million in 2024.
U.S.
In the U.S., the main funded pension plan is the Reynolds and Affiliates Pension Plan (RAPP) which was formed at the end of 2022 through a merger of the Reynolds American Retirement Plan (PEP) and the Retirement Income Plan for Certain RAI Affiliates (Affiliates).
The only funded healthcare scheme is the Brown & Williamson Tobacco Corporation Welfare & Fringe Benefit Plan. Each of the above were established with corporate trustees that are required to run the plan in accordance with the plan’s rules and to comply with all relevant legislation, including the Employee Retirement Income Security Act of 1974. The corporate trustees act as custodians with a committee of local management acting in a fiduciary capacity with regard to investment decisions, risk mitigation and administration of the arrangements. Contributions to the various funded plans are agreed with the named fiduciary, scheme actuaries and the committee of local management after taking account of statutory requirements including the Pension Protection Act of 2006, as amended. Through its U.S. subsidiaries, the Group may make significant contributions, either as required by statutory requirements or at the discretion of the Group, with the aim of maintaining a funding status of at least 90% and remaining fully funded in the long-term. During 2024, the
Group contributed £10 million (2023: £2 million) to its funded pension and post-retirement plans in the U.S. The Group does not expect to make significant contributions in 2025.
With effect from 31 December 2024, accruals for salaried U.S. employees who participate in the qualified (RAPP) and non-qualified pension plans has ceased. A past service credit of £18 million was recognised on the difference between the salary increase assumption for active members and the inflation assumption for deferred members at the date of the plan amendment and curtailment of benefits.
For funded plans in the U.S., the trustees employ a risk mitigation strategy which seeks to balance pension plan returns with a reasonable level of funded status volatility. Based on this framework, the asset allocation has two primary components. The first component is the hedging portfolio, which primarily consists of extended duration fixed income holdings (typically U.S. Government and investment grade corporate bonds) and, to a lesser extent, derivatives used to match the majority of the interest rate risk associated with the benefit obligations, thereby reducing expected funded status volatility. The second component is the return-seeking portfolio, which is designed to enhance portfolio returns. The return-seeking portfolio is broadly diversified.
On 7 October 2021, the Group concluded a transaction affecting portions of the membership of the former PEP and former Affiliates plans referred to above, allowing the Group to fully settle portions of its liability by transferring the obligations to the Metropolitan Tower
Life Insurance Company in a buy-out. Approximately US$1.9 billion (£1.4 billion) of plan liabilities were removed from the balance sheet, resulting in a settlement gain of £35 million. A further partial buy-out affecting portions of the membership of the former PEP and former
Affiliates plans was concluded on 7 June 2022, with approximately US$1.6 billion (£1.3 billion) of plan liabilities removed from the balance sheet, resulting in a settlement gain of £16 million.
At 31 December 2024, the Reynolds and Affiliates Pension Plan was reporting a surplus under IAS 19 in total of £507 million (2023: £516 million). Under the rules of this plan, after assuming the gradual settlement of the plan liabilities over the lives of the arrangements, the majority of any surplus would be repurposed for other existing or replacement benefit plans. Residual amounts returnable to the Group in the event of a termination or other distribution would trigger an excise charge and accordingly, a surplus restriction of £14 million
(2023: £nil million) has been recognised.
United Kingdom
In the UK, the main pension arrangement is the British American Tobacco UK Pension Fund (UKPF), which is established under trust law and has a corporate trustee that is required to run the scheme in accordance with the UKPF’s Trust Deed and Rules and to comply with the Pension Scheme Act 1993, Pensions Act 1995, Pensions Act 2004 and all other relevant legislation. With effect from 1 July 2020, UKPF was closed to further accrual of benefits with all active members becoming deferred members.
The formal triennial actuarial valuation of the UKPF was last carried out with an effective date of 31 March 2023. This showed that UKPF had a surplus of £111 million on a Technical Provisions basis, in accordance with the statutory funding objective. Under IAS 19, this was reported as a net retirement benefit asset of £169 million (2023: £184 million). Under the UKPF scheme rules, the Trustee does not have a unilateral power to commence a wind up of UKPF, and the Group has recognised a surplus as an unconditional right to a refund assuming the gradual settlement of the UKPF liabilities over the life of the scheme with any future surplus returnable to the Group at the end of the life of the scheme. Under current tax legislation, a charge of 25% (2023: 35%) would arise on the gross amount of any authorised surplus payment and the potential impact of this has been accounted for as part of the Group’s deferred tax liability.
On 16 March 2023, the Schedule of Contributions was amended to remove any funding commitment for the foreseeable future, which was reconfirmed in the current Schedule of Contributions dated 17 December 2023. Consequently, no contributions were made to UKPF in 2024 or 2023 and no contributions are expected in 2025.
On 26 October 2022, the Group entered into an agreement with the Trustee to provide a temporary liquidity facility capped at £40 million for up to two years. The facility was undrawn as at 31 December 2023 and on 28 March 2024 the facility was cancelled.
As part of its risk management strategy, on 31 May 2019, the UK Trustee entered into a buy-in agreement with Pension Insurance
Corporation plc (PIC) to acquire an insurance policy with the intent of matching a specific part of UKPF’s future cash flows arising from the accrued pension liabilities of retired and deferred members and improving the security to the UKPF and its members. On 19 May
2021, the Trustee entered into an agreement with PIC to acquire a second buy-in policy which involved the transfer of £383 million of assets held by UKPF to PIC, and on 26 October 2022, a third and final buy-in policy was acquired with PIC. £198 million of assets were transferred immediately with £35 million of the premium deferred and subsequently settled in 2023.
As a result of these transactions, approximately 92% of the assets held by UKPF (2023: 92%) are represented by the buy-in contracts, covering 100% of UKPF’s retirement liabilities (2023: 100%). On an IAS 19 basis, the subsequent fair value of the insurance policies matches the present value of the liabilities being insured. For the residual assets held by UKPF, the current allocation is broadly split as 47%
in return seeking assets and 53% in liquid assets. The return seeking portfolio is invested in illiquid assets which, in the normal course of events, will wind down naturally over time, with their value being realised as the investments mature. The Trustee reviewed the investment strategy following the completion of the third and final buy-in contract with PIC in October 2022. The residual liquid assets were transferred to a Liquidity Fund to support the ongoing and anticipated expenses of the UKPF. The strategy remains consistent with their ultimate target to further reduce UKPF's exposure to asset volatility.
In June 2023, the High Court handed down a decision in the case of Virgin Media Limited v NTL Pension Trustees II Limited and Ors.
This decision has potential but uncertain implications in the UK for the validity of certain amendments to contracted-out arrangements between 1997 and 2016 where the requisite actuarial confirmation was not obtained at the time amendments were made. A plan amendment to a contracted-out scheme without appropriate actuarial confirmation could be void. In response to this, the UKPF Trustee has undertaken limited investigation into this matter pending further developments and opinions from the Courts in early 2025. As at
31 December 2024, management have not identified any benefit uncertainties for which the potential impact would need to be considered and will continue to monitor developments during 2025 and beyond.
Other territories
Payments made to pensioners by the operating companies in Germany, net of income on scheme assets, are deemed to be company contributions to the Contractual Trust Arrangements and are anticipated to be around £11 million in 2025 and £36 million per annum for the four years after that. Contributions to pension schemes in Canada, Netherlands and Switzerland in total are anticipated to be around
£6 million in 2025 and then also around £3 million per annum for the four years after that.
For schemes in the Netherlands reporting surpluses of £77 million (2023: £44 million), these surpluses have been recognised as an unconditional right to a refund assuming the gradual settlement of the pension liabilities over the life of the scheme, with any future surplus returnable to the Group at the end of the life of the scheme, and similarly for the surplus relating to schemes in Germany of £103 million
(2023: £123 million). For schemes in surplus in Canada of £34 million (2023: £33 million), the economic benefit has been calculated as a combination of the expected level of administration expenses which may be charged to the plan assets in accordance with the plan rules, which economically represents a potential surplus refund, and the value of the employer reserve account as defined in legislation, which represents a potential reduction in contributions on an ongoing basis or a surplus refund at the end of the life of the scheme.
On 14 November 2023, the Group through its Canadian subsidiaries entered into a buy-in agreement with two insurers to acquire insurance policies that operate as assets of its second largest Canadian scheme, the Imperial Tobacco Corporate Pension Plan
(Corporate Plan), by transferring plan assets of CAD$194 million (£114 million). The transaction was met entirely from the pension plan assets with no further funding required from the Group. The buy-in covered all the Corporate Plan’s liabilities in relation to pensioners and deferred members as well as the pensions accrued up to 31 December 2022 for active members. The Group consequently benefits from the buy-in as it reduces the Corporate Plan’s reliance on the Group for future cash funding requirements. Previously, on
2 September 2021, the Group entered into a buy-in agreement in respect of its largest Canadian scheme, the Imasco Pension Fund
Society Plan (Society Plan), by transferring plan assets of CAD$766 million (£451 million). The buy-in covered all the Society Plan’s liabilities in relation to pensioners and deferred members as well as the pensions accrued up to 31 December 2020 for active members.
On 1 October 2024, the Group concluded a transaction to transfer all of the remaining assets and liabilities of the scheme associated with the Group’s Groningen factory, which closed in 2022, allowing the Group to fully settle these obligations by transfer to an insurance company, Nationale-Nederlanden, in a buy-out arrangement. Approximately €235 million (£199 million) of plan liabilities were removed from the balance sheet.
Unfunded arrangements
The majority of benefit payments are from trustee administered funds, however, there are also a number of unfunded schemes where the sponsoring company meets the benefit payment obligation as it falls due, including UK-based Defined Benefit and Defined
Contribution Unapproved Unfunded Retirement Benefit Schemes (DB UURBS and DC UURBS respectively). The DC UURBS credits accrued in the year are increased in line with the Company’s Weighted Average Cost of Debt and the scheme is therefore treated as a defined benefit scheme under IAS 19. For unfunded pension schemes in the U.S. and UK, 53% of the liabilities reported at year-end are expected to be settled by the Group within 10 years, 29% between 10 and 20 years, 13% between 20 and 30 years, and 5% thereafter.
For unfunded healthcare schemes in the U.S. and Canada, 71% of the liabilities reported at year-end are expected to be settled by the
Group within 10 years, 23% between 10 and 20 years, 5% between 20 and 30 years, and 1% thereafter.
The amounts recognised in the balance sheet are determined as follows:

	Pension schemes		Healthcare schemes		Total
	2024 £m	2023 £m	2024 £m	2023 £m	2024 £m	2023 £m
Present value of funded scheme liabilities	(5,560)	(6,267)	(145)	(150)	(5,705)	(6,417)
Fair value of funded scheme assets	6,472	7,172	140	145	6,612	7,317
	912	905	(5)	(5)	907	900
Unrecognised funded scheme surpluses	(56)	(40)	—	—	(56)	(40)
	856	865	(5)	(5)	851	860
Present value of unfunded scheme liabilities	(358)	(380)	(376)	(405)	(734)	(785)
	498	485	(381)	(410)	117	75

The above net asset/(liability) is recognised in the balance sheet as follows:
– retirement benefit scheme liabilities	(434)	(467)	(386)	(414)	(820)	(881)
– retirement benefit scheme assets	932	952	5	4	937	956
	498	485	(381)	(410)	117	75
The net assets of funded pension schemes by territory are as follows:

	Liabilities		Assets		Total
	2024 £m	2023 £m	2024 £m	2023 £m	2024 £m	2023 £m
– U.S.	(1,380)	(1,439)	1,843	1,890	463	451
– UK	(1,942)	(2,132)	2,109	2,315	167	183
– Germany	(695)	(741)	798	863	103	122
– Canada	(499)	(556)	534	594	35	38
– Netherlands	(465)	(736)	542	780	77	44
– Switzerland	(243)	(273)	267	295	24	22
– Rest of Group	(336)	(390)	379	435	43	45
Funded schemes	(5,560)	(6,267)	6,472	7,172	912	905
Of the Group’s unfunded pension schemes, 47% (2023: 48%) relate to arrangements in the UK and 38% (2023: 38%) relate to arrangements in the U.S., while 87% (2023: 86%) of the Group’s unfunded healthcare arrangements relate to arrangements in the U.S.
The amounts recognised in the income statement are as follows:

	Pension schemes		Healthcare schemes		Total
	2024 £m	2023 £m	2024 £m	2023 £m	2024 £m	2023 £m
Defined benefit schemes
Service cost
– current service cost	37	36	1	1	38	37
– past service (credit)/cost, curtailments and settlements	(18)	(7)	—	1	(18)	(6)
Net interest on the net defined benefit liability
– interest on scheme liabilities	288	315	28	32	316	347
– interest on scheme assets	(312)	(345)	(8)	(9)	(320)	(354)
– interest on unrecognised funded scheme surpluses	3	4	—	—	3	4
	(2)	3	21	25	19	28
Defined contribution schemes	96	80	—	—	96	80
Total amount recognised in the income statement (note 3)	94	83	21	25	115	108
Included in current service cost in 2024 is £11 million (2023: £10 million) of administration costs. Current service cost is stated after netting employee contributions, where applicable.
The movements in scheme liabilities are as follows:

	Pension schemes		Healthcare schemes		Total
	2024 £m	2023 £m	2024 £m	2023 £m	2024 £m	2023 £m
Present value at 1 January	6,647	6,697	555	615	7,202	7,312
Differences on exchange	(127)	(153)	5	(34)	(122)	(187)
Current service cost	37	36	1	1	38	37
Past service (credit)/cost and settlements	(221)	(67)	—	1	(221)	(66)
Interest on scheme liabilities	288	315	28	32	316	347
Contributions by scheme members	2	2	—	—	2	2
Benefits paid	(470)	(484)	(54)	(52)	(524)	(536)
Actuarial (gains)/losses
– arising from changes in demographic assumptions	(13)	(28)	—	—	(13)	(28)
– arising from changes in financial assumptions	(239)	268	(6)	9	(245)	277
Experience losses/(gains)	14	61	(8)	(17)	6	44
Present value at 31 December	5,918	6,647	521	555	6,439	7,202
Changes in financial assumptions principally relate to discount rate movements in both years, offset by changes in inflation. Experience losses/(gains) relates to variations from previous assumptions for inflationary increases for pensions-in-payment and deferred pensions as well as adjustments for membership data. Past service (credit)/cost and settlements in the table above for 2024 includes amounts relating to the cessation of accruals for salaried employees in the U.S. and the buy-out of the Groningen liabilities in the Netherlands.
Scheme liabilities by scheme membership:

	Pension schemes		Healthcare schemes		Total
	2024 £m	2023 £m	2024 £m	2023 £m	2024 £m	2023 £m
Active members	582	656	22	23	604	679
Deferred members	756	1,025	1	1	757	1,026
Retired members	4,580	4,966	498	531	5,078	5,497
Present value at 31 December	5,918	6,647	521	555	6,439	7,202
Approximately 95% of scheme liabilities in both years relate to guaranteed benefits.
The movements in funded scheme assets are as follows:

	Pension schemes		Healthcare schemes		Total
	2024 £m	2023 £m	2024 £m	2023 £m	2024 £m	2023 £m
Fair value of scheme assets at 1 January	7,172	7,271	145	153	7,317	7,424
Differences on exchange	(128)	(182)	2	(10)	(126)	(192)
Settlements	(203)	(60)	—	—	(203)	(60)
Interest on scheme assets	312	345	8	9	320	354
Company contributions	30	64	—	—	30	64
Contributions by scheme members	2	2	—	—	2	2
Benefits paid	(442)	(448)	(15)	(14)	(457)	(462)
Actuarial (losses)/gains	(271)	180	—	7	(271)	187
Fair value of scheme assets at 31 December	6,472	7,172	140	145	6,612	7,317
The actuarial losses and gains in both years principally relate to movements in the fair values of scheme assets including revaluations on initial recognition and subsequent remeasurement of insurance assets acquired in the buy-in transactions referred to above. Actual returns are stated net of applicable taxes and fund management fees. Settlements in the table above includes amounts relating to the buy-out of the Groningen liabilities in the Netherlands in 2024.
Scheme assets have been diversified into equities, bonds and other assets and are typically invested via fund investment managers into both pooled and segregated mandates of listed and unlisted equities and bonds.

	Pension schemes		Healthcare schemes		Total
	2024 £m	2023 £m	2024 £m	2023 £m	2024 £m	2023 £m
Equities ‒ listed	336	629	5	5	341	634
Equities ‒ unlisted	688	675	—	49	688	724
Bonds ‒ listed	1,180	1,139	25	17	1,205	1,156
Bonds ‒ unlisted	777	803	98	58	875	861
Buy-in insurance policies	2,345	2,585	—	—	2,345	2,585
Other assets ‒ listed	509	556	2	8	511	564
Other assets ‒ unlisted	637	785	10	8	647	793
Fair value of scheme assets at 31 December	6,472	7,172	140	145	6,612	7,317
In the above analysis, investments via equity-based investment funds are shown under listed equities, and investments via bond-based investment funds are shown under listed bonds. Other assets include insurance contracts, cash and other deposits, derivatives and other hedges, recoverable taxes, infrastructure investments and investment property. The fair values of listed scheme assets were derived from observable data including quoted market prices and other market data, including market values of individual segregated investments and of pooled investment funds where quoted.
The fair values of insurance policies related to buy-in transactions in the UK and Canada were estimated as the present value of the underlying obligations covered by the insurance policy and consequently the valuation of these assets at each balance sheet date is subject to the same measurement uncertainty as for the related scheme liabilities.
The fair values of other unlisted assets were determined using an income approach that utilised cash flow models utilising observable inputs and comparing these valuations to benchmark valuations of similar assets. In addition, the fair value of a proportion of the unlisted bonds is estimated by reference to daily broker auctions.
In the U.S. pension plan assets are invested using active investment strategies and multiple investment management firms. Managers within each asset class cover a range of investment styles and approaches. Allowable investment types include public equity, fixed income, real assets, private equity and hedge funds. The range of allowable investment types utilised for pension assets provides enhanced returns and more widely diversifies the plan.
As noted above, the UKPF Trustee has acquired insurance policies that operate as a UK Fund investment asset in a buy-in transaction.
The residual assets of this fund of £169 million (2023: £184 million) now predominantly consist of cash and a proportion of illiquid investments, such as private equity and infrastructure investments.
The recognition of retirement benefit surpluses on the balance sheet is restricted where the economic benefit, in the form of a potential refund or reduction in future contributions, has a present value which is less than the net assets of the scheme. The movements in the unrecognised scheme surpluses, recognised in other comprehensive income, are as follows:

	Pension schemes			Healthcare schemes			Total
	2024 £m	2023 £m	2022 £m	2024 £m	2023 £m	2022 £m	2024 £m	2023 £m	2022 £m
Unrecognised funded scheme surpluses at 1 January	(40)	(60)	(16)	—	—	—	(40)	(60)	(16)
Differences on exchange	1	—	(4)	—	—	—	1	—	(4)
Interest on unrecognised funded scheme surpluses	(3)	(4)	(1)	—	—	—	(3)	(4)	(1)
Movement in year (note 22)	(14)	24	(39)	—	—	—	(14)	24	(39)
Unrecognised funded scheme surpluses at 31 December	(56)	(40)	(60)	—	—	—	(56)	(40)	(60)
The principal actuarial assumptions (weighted to reflect individual scheme differences) used in the following territories are shown below.
In both years, discount rates are determined by reference to normal yields on high quality corporate bonds at the balance sheet date.

						2024						2023
	U.S.	UK	Germany	Canada	Netherlands	Switzerland	U.S.	UK	Germany	Canada	Netherlands	Switzerland
Rate of increase in salaries (%)	3.3	Nil	2.8	2.5	2.0	2.0	3.3	Nil	2.5	2.5	1.4	2.0
Rate of increase in pensions in payment (%)	2.4	3.2	2.2	Nil	2.1	Nil	2.4	3.1	2.3	Nil	2.5	Nil
Rate of increase in deferred pensions (%)	0.1	2.8	2.2	Nil	2.1	—	0.1	2.5	2.3	Nil	2.5	—
Discount rate (%)	5.6	5.5	3.5	4.6	3.5	0.9	5.2	4.8	3.5	4.6	3.3	1.4
General inflation (%)	2.5	3.2	2.2	2.0	2.0	1.1	2.5	3.1	2.5	2.0	2.0	1.4

						2024						2023
	U.S.	UK	Germany	Canada	Netherlands	Switzerland	U.S.	UK	Germany	Canada	Netherlands	Switzerland
Weighted average duration of liabilities (years)	9.6	11.4	10.6	9.0	13.6	10.9	10.2	12.2	10.6	9.0	15.0	10.8
For healthcare inflation in the U.S., the assumption is 7.0% for 2024 (2023: 7.5%) and in Canada, the assumption is 5.0% for both years.
Mortality assumptions are subject to regular review. The principal schemes used the following tables:

U.S.
Pri-2012 mortality tables without collar or amount adjustments projected with MP-2021 generational projection except for a specific group of retired members for which the mortality assumption is 99.5% of the RP-2006 table with white collar adjustment, projected with MP-2021 generational projection (both years)

UK
S3NA (YOB) with the CMI (2023) improvement model (smoothing parameter of 7) and 15% weighting to the 2022 and
2023 data with a 1.25% long-term improvement rate applied from 2020 onwards (2023: S3NA (YOB) with the CMI (2022)
improvement model (smoothing parameter of 7) and 25% weighting to the 2022 data with a 1.25% long-term improvement rate)

Germany	RT Heubeck 2018 G (both years)
Canada	CPM-2014 Private Table (both years)
Netherlands	AG Prognosetafel 2024 (2023: AG Prognosetafel 2022)
Switzerland	LPP/BVG 2020 base table with CMI projection factors for mortality improvements with a 1.5% long-term improvement rate (both years)

Based on the above, the weighted average life expectancy, in years, for mortality tables used to determine benefit obligations is as follows:

	U.S.		UK		Germany		Canada		Netherlands		Switzerland
	Male	Female	Male	Female	Male	Female	Male	Female	Male	Female	Male	Female
31 December 2024
Member age 65 (current life expectancy)	22.2	23.7	22.6	24.1	20.8	24.2	22.1	24.5	21.0	24.7	22.1	23.9
Member age 45 (life expectancy at age 65)	22.3	24.2	24.1	26.1	22.5	26.4	23.1	25.4	23.2	26.5	24.1	25.8
31 December 2023
Member age 65 (current life expectancy)	22.1	23.6	22.6	24.1	20.6	24.0	22.1	24.4	21.0	24.4	22.0	23.8
Member age 45 (life expectancy at age 65)	22.2	24.1	24.1	26.1	23.0	26.8	23.1	25.4	23.2	26.3	24.0	25.7
For the remaining territories, typical assumptions are that real salary increases will be from 0% to 9.8% (2023: 0% to 11.7%) per annum and discount rates will be from 0% to 8.7% (2023: 0% to 7.0%) above inflation. Pension increases, where allowed for, are generally assumed to be in line with inflation. Assumptions of life expectancy are in line with best practice in each territory. For countries where there is not a deep market in such corporate bonds, the yield on government bonds is used.
The valuation of retirement benefit schemes involves judgements about uncertain future events. Sensitivities in respect of the key assumptions used to measure the principal pension schemes as at 31 December 2024 are set out below. These sensitivities show the hypothetical impact of a change in each of the listed assumptions in isolation, with the exception of the sensitivity to inflation which incorporates the impact of certain correlating assumptions such as salary increases and pension increases. While each of these sensitivities holds all other assumptions constant, in practice such assumptions rarely change in isolation, while asset values also change, and the impacts may offset to some extent.

	1 year increase £m	1 year decrease £m	percentage increase £m	percentage decrease £m
Average life expectancy – increase/(decrease) of scheme liabilities	113	(113)
Rate of inflation (+/- 25bps) – increase/(decrease) of scheme liabilities			82	(79)
Discount rate (+/- 50bps) – (decrease)/increase of scheme liabilities			(258)	280
A one percent increase in healthcare inflation would increase healthcare scheme liabilities by £18 million, and a one percent decrease would decrease liabilities by £16 million. The income statement effect of this change in assumption is not material.